Other liabilities	12 Months Ended
Jun. 30, 2022
Other liabilities.
Other liabilities

24.    Other liabilities

Other current liabilities consist of the following:

	As of June 30,
(in € thousands)	2021	2022
Personnel-related liabilities	10,115	6,940
Customer returns	9,631	16,628
Liabilities from sales tax	1,894	10,596
Liabilities against brand partners	2,434	13,208
Accrued expenses & other liabilities	26,150	27,516
	50,225	74,889

As of June 30, 2022, the customer returns increased due to higher volume in sales and backlog as of year-end in processing customer returns. Additionally, the liability from sales tax increased because of the change in submitting sales tax declaration on a quarterly basis rather than on a monthly bases. The liabilities against brand partners increased due to the higher volume in CPM transactions.